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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): October 7, 2004
                                (October 1, 2004)

                         NORTH FORK BANCORPORATION, INC.
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                      1-10458                  36-3154608
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                  275 Broadhollow Road Melville, New York 11747
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       (Registrant's Telephone Number, Including Area Code) (631) 844-1004

                                 Not Applicable
    ------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Pursuant to the merger of GreenPoint Financial Corp. ("GreenPoint"), a Delaware corporation, with and into North Fork Bancorporation, Inc., a Delaware corporation ("North Fork"), on October 1, 2004, North Fork assumed, among other things, the following obligations of GreenPoint:

      - $350 million of 3.20% Senior Notes due June 6, 2008, which GreenPoint issued on June 6, 2003. Interest is payable semi-annually on December 6th and June 6th; and

      - $200 million of 9.10% Junior Subordinated Debentures. The Junior Subordinated Debentures mature on June 1, 2027. The 9.10% Junior Subordinated Debentures were issued in connection with a Trust Preferred Securities financing by GreenPoint completed in June 1997. In June 1997, GreenPoint Capital Trust I (the "Trust"), a Delaware statutory business trust wholly owned by GreenPoint, issued $200 million of 9.10% Guaranteed Preferred Beneficial Interest in GreenPoint's Subordinated Debentures ("Capital Securities"). The Trust exists for the sole purpose of issuing the Capital Securities and investing the proceeds thereof in 9.10% Junior Subordinated Debentures issued by GreenPoint.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits.

            The following exhibits are filed as part of this Report:

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
Exhibit
Number                Description
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
Exhibit 4.1           3.20% Senior Notes due 2008 Indenture, dated as of June 6, 2003, by and between GreenPoint
                      Financial Corp., as Issuer, and The Bank of New York, as Trustee (incorporated herein by reference to Exhibit 4.1 of the Registration Statement on Form S-4 (File No. 333-106882) of
                      GreenPoint Financial Corp., filed with the U.S. Securities and Exchange Commission on July 8,
                      2003).

Exhibit 4.2           9.10% Junior Subordinated Debentures due 2027 Indenture, dated as of June 3, 1997, by and between GreenPoint Financial Corp., as Issuer, and The Bank of New York, as Trustee
                      (incorporated herein by reference to Exhibit 4.1 of the Registration Statement on Form S-4 (File
                      No. 333-33955-01) of GreenPoint Financial Corp., filed with the U.S. Securities and Exchange
                      Commission on August 19, 1997).

Exhibit 4.3           First Supplemental Indenture, by and among North Fork Bancorporation, Inc., GreenPoint Financial
                      Corp. and The Bank of New York, as Trustee, dated as of October 1, 2004, supplementing and amending the 3.20% Senior Notes due 2008 Indenture, dated as of June 6, 2003 by and between
                      GreenPoint Financial Corp., as Issuer, and The Bank of New York, as Trustee.

Exhibit 4.4           First Supplemental Indenture, by and among North Fork Bancorporation, Inc., GreenPoint Financial
                      Corp. and The Bank of New York, as Trustee, dated as of October 1, 2004, supplementing and amending the 9.10% Junior Subordinated Debentures due 2027 Indenture, dated as of June 3, 1997, by and between GreenPoint Financial Corp., as Issuer, and The Bank of New York, as Trustee.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NORTH FORK BANCORPORATION, INC.

Date:  October 7, 2004
                                                 /s/ Daniel M. Healy
                                            By: _______________________________
                                                Daniel M. Healy
                                                Executive Vice President and
                                                Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number               Description
------               -----------
Exhibit 4.1          3.20% Senior Notes due 2008 Indenture, dated as of June 6, 2003, by and between GreenPoint
                     Financial Corp., as Issuer, and The Bank of New York, as Trustee (incorporated herein by reference to Exhibit 4.1 of the Registration Statement on Form S-4 (File No. 333-106882)
                     of GreenPoint Financial Corp., filed with the U.S. Securities and Exchange Commission on
                     July 8, 2003).

Exhibit 4.2          9.10% Junior Subordinated Debentures due 2027 Indenture, dated as of June 3, 1997, by and between
                     GreenPoint Financial Corp., as Issuer, and The Bank of New York, as Trustee (incorporated herein by reference to Exhibit 4.1 of the Registration Statement on Form S-4 (File No. 333-33955-01) of
                     GreenPoint Financial Corp., filed with the U.S. Securities and Exchange Commission on August 19,
                     1997).

Exhibit 4.3          First Supplemental Indenture, by and among North Fork Bancorporation, Inc., GreenPoint Financial
                     Corp. and The Bank of New York, as Trustee, dated as of October 1, 2004, supplementing and amending the 3.20% Senior Notes due 2008 Indenture, dated as of June 6, 2003 by and between GreenPoint
                     Financial Corp., as Issuer, and The Bank of New York, as Trustee.

Exhibit 4.4          First Supplemental Indenture, by and among North Fork Bancorporation, Inc., GreenPoint Financial
                     Corp. and The Bank of New York, as Trustee, dated as of October 1, 2004, supplementing and amending the 9.10% Junior Subordinated Debentures due 2027 Indenture, dated as of June 3, 1997, by and between
                     GreenPoint Financial Corp., as Issuer, and The Bank of New York, as Trustee.
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